OPTIMUM FUND TRUST

Optimum Fixed Income Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
 dated July 29, 2020

Effective September 30, 2020, the following replaces the information in the section entitled “Portfolio Managers — A. Other Accounts Managed — Optimum Fixed Income Fund”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
The Manager
J. David Hillmeyer
Registered Investment Companies	13	$17.6 billion	0	$0
Other Pooled Investment Vehicles	4	$860.2 million	0	$0
Other Accounts	11	$4.2 billion	1	$1.0 billion
Daniela Mardarovici
Registered Investment Companies	7	$14.9 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
PIMCO
Marc Seidner
Registered Investment Companies	4	$2,654.05 million	0	$0
Other Pooled Investment Vehicles	10	$6,623.46 million	1	$227.73 million
Other Accounts	36	$14,943.76	9	$4,993.44 million

Please keep this Supplement for future reference.

This Supplement is dated August 26, 2020.